ANNUAL REPORT  DECEMBER 31, 2000

Prudential
Total Return Bond Fund, Inc.

Fund Type Bond
Objective Total Return

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Total Return Bond Fund, Inc. seeks total return through a mix of current income and capital appreciation as determined by the Fund's investment adviser. This means we allocate assets primarily among debt securities, including U.S. government securities, mortgage-related securities, corporate debt securities, and foreign securities. The Fund may invest up to 50% of its total assets in noninvestment-grade securities having a rating not lower than CCC--also known as high-yield or junk bonds. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Expressed as a percentage of
total investments as of 12/31/00
63.0%  U.S. Corporate Bonds
10.9   U.S. Gov't Securities
10.7   Foreign Corporate Bonds
 4.7   Foreign Gov't Securities
 3.1   Asset-Backed Securities
 7.6   Cash & Equivalents

Credit Quality
Expressed as a percentage of
total investments as of 12/31/00
11.5%  U.S. Government & Agency
 4.5   AAA
 2.9   AA
20.0   A
44.6   BBB
11.6   BB
 2.8   B
 2.1   Cash Equivalents

Ten Largest Issuers
Expressed as a percentage of
net assets as of 12/31/00
9.3% United States Treasury Notes

2.6  HSBC Capital Funding, LP

2.4  Verizon Global Fundings Corp.

2.1  Niagara Mohawk Power Corp.

2.1  Osprey Trust, Inc.

2.0  News America, Inc.

1.9  LCI International, Inc.

1.8  Republic of Panama

1.8  International Paper Co.

1.8  Federal National Mortgage Association

Holdings are subject to change.

           www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1          As of 12/31/00

                                 One             Five             Since
                                 Year           Years          Inception2
Class A                          8.60%      30.13% (29.20)    55.90% (54.53)
Class B                          7.97       26.39  (25.48)    50.54  (49.22)
Class C                          8.13       26.57  (25.66)    50.73  (49.41)
Class Z                          8.81            N/A          30.44  (29.71)
Lipper General Bond Fund Avg.3   6.65           33.95              ***

Average Annual Total Returns1           As of 12/31/00

                                 One             Five             Since
                                 Year           Years          Inception2
Class A                          4.26%        4.55% (4.40)     6.98% (6.82)
Class B                          2.97         4.63  (4.48)     6.97  (6.81)
Class C                          6.05         4.61  (4.46)     6.93  (6.77)
Class Z                          8.81             N/A          6.39  (6.25)

Distributions and Yields         As of 12/31/00

                    Total Distributions             30-Day
                     Paid for 12 Months            SEC Yield
Class A                    $0.82                     6.25%
Class B                    $0.76                     6.01
Class C                    $0.77                     5.95
Class Z                    $0.85                     6.77

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, B, and C, 1/10/95; Class Z,
9/16/96.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the General Bond Fund category. The Lipper average is unmanaged. Funds in the General Bond category do not have any quality or maturity restrictions. They tend to keep the bulk of their assets in corporate and government debt issues.
***Lipper Since Inception returns are 60.40% for Class A, B, and C, and 29.92% for Class Z, based on all funds in each share class.

(LOGO)                February 15, 2001

Dear Shareholder,
Over the 12 months ended December 31, 2000, the Prudential Total Return Bond Fund's Class A shares generated a solid return of 8.60%--4.26% to investors subject to the initial Class A share sales charge. Over the same period, the Fund's benchmark Lipper Average returned 6.65%.

The bond market got off to a slow start as the year began.
The Federal Reserve Board (the Fed) was continuing its policy of raising interest rates in an attempt to slow economic growth and preempt a potential increase in inflation. As yields rose, bond prices fell, since yields and bond prices move in opposite directions.

However, in June, signs started to point to slower growth, and the Fed left rates unchanged after six consecutive rate hikes. As the year progressed, the U.S. economy continued to moderate, in fits and starts at first, and then at an accelerated pace during the fourth quarter. The bond market experienced a sharp rally as yields fell in anticipation that the Fed would have to move quickly to lower interest rates to avoid a recession.

The uneven nature of the market in the past year underscores the importance of maintaining a diversified portfolio and taking a long-term approach with your investments. On the following pages you will find a review of the markets and the Fund's performance in greater detail.
Thank you for your continued confidence in Prudential mutual funds.

Sincerely,


David R. Odenath, Jr., President
Prudential Total Return Bond Fund, Inc.

Prudential Total Return Bond Fund, Inc.

         Annual Report December 31, 2000

Investment Adviser's Report

After a rocky start, the U.S. bond market excelled during the second half of the reporting period. As a result, bonds in general produced strong results for investors during the Fund's one-year reporting period, especially when compared to the faltering stock market.

The turnaround occurred in earnest this summer, as it finally appeared that the Fed's aggressive monetary tightening policy was accomplishing its desired effect of slowing economic growth. The Fed then held interest rates steady from June through the end of year, initially maintaining its stance that rates could again increase. However, by the fourth quarter, many financial and economic indicators suggested an increased probability of a recession. The most significant signs of moderation included weak production data, higher weekly unemployment claims, and lower consumer confidence. This caused Fed Chairman Alan Greenspan to change his position from a "tightening" to an "easing" bias. The shift energized an already strong bond market as yields fell sharply, with investors quickly "pricing in" a series of Fed interest-rate cuts in the coming months.

Longer-term Treasuries outperform

Another major factor affecting the bond market in 2000 was the U.S. Treasury Department's decision to buy back long maturity debt. The growing federal budget surplus had lowered the government's borrowing needs and allowed it to repurchase a portion of its publicly held debt. The prospect of a decreasing supply of longer-term Treasuries sent investors rushing to buy these securities, which resulted in superior Treasury performance and an inverted yield curve (where interest rates for short-term securities are higher than their longer-term counterparts). Normally, investments with longer maturities command higher yields due to their heightened sensitivity to rising interest rates. By the end of the year, a total of $30 billion in debt was "retired" by the Treasury.

Prudential Total Return Bond Fund, Inc.

          Annual Report December 31, 2000

Active management enhancing results
During the reporting period, the Fund was able to significantly outperform its Lipper benchmark largely through strong security selection and sector rotation. Early in the period, we held overweight positions in high-yield corporate and emerging market debt, the latter being mostly in Mexican and Korean bank issues. This strategy helped to enhance the Fund's performance. Our Mexican debt also generated strong results, as Moody's Investors Service recognized Mexico's improving economy and upgraded the nation's foreign debt rating to investment grade for the first time in March 2000. The market was also buoyed as investors anticipated the favorable outcome of Mexico's presidential election.

However, toward the end of the first quarter, we became more cautious as we believed that economic growth would begin to moderate in the face of the Fed's aggressive interest-rate stance. As such, we took profits and decreased the Fund's exposure to emerging market debt in favor of longer-term Treasuries.

In the high-yield (also known as junk bonds) sector, we maintained our holdings in shorter-term issues as they were relatively less volatile and provided incremental yield versus Treasuries. However, we rotated out of longer-term issues and shifted our emphasis to higher-rated (BB) high-yield bonds in defensive industries such as energy and utility industries. This strategy helped the Fund's high-yield securities to outperform the overall high-yield market (as measured by the Lehman Brothers U.S. Corporate High Yield Index) by over five percentage points during the year.

Strong sector selection
Several security-specific holdings also aided the Fund's overall performance. The Fund's exposure to long-term Treasuries was beneficial throughout the year. In the corporate sector, R & B Falcon Corp. (RBF Finance Co.), an oil and gas drilling and exploration company, is expected to be acquired in the near future and its bonds subsequently upgraded to investment grade.

           www.prudential.com  (800) 225-1852

Our holdings in the corporate bonds issued by Starwood Hotel and Resorts Worldwide Inc. (ITT Corp.) and Cogentrix, an electrical generator firm, also appreciated, as both were upgraded to investment grade (the former by Standard & Poor's and the latter by Moody's) due to improving company performance. We experienced mixed results from our holding in Conseco, a financial services holding company. News of credit problems at Conseco's subsidiary hurt the company's fixed-income securities, and we sold a portion of our holdings. However, a successful bank restructuring helped the firm's bonds to rebound sharply.

Looking Ahead
As we move into 2001, we are optimistic about the prospects for the U.S. fixed-income market and the Fund. While the economy is clearly moderating at a rapid pace, we believe it continues to have enough momentum to avoid a recession. In addition, the prospects for a soft landing were enhanced when the Fed instituted its surprise interest-rate cut on January 3, 2001. We feel this was a very significant event as it instills confidence in the credit markets and shows that the Fed is willing to aggressively cut rates to avoid a recession.

This environment should also serve to generate renewed interest in distressed spread products, namely longer-term high-yield bonds. Many of these issues are already trading at distressed prices, and a firming economy could lead to substantial investment opportunities. As such, we are selectively looking into increasing the Fund's exposure to high-yield bonds when we feel it is prudent to do so.

Prudential Total Return Bond Fund Management Team

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  90.2%
-------------------------------------------------------------------------------------
Asset Backed Securities  3.3%
Aaa             $    5,000       Citibank Credit Card, Master
                                  Trust I,
                                  Ser. 1999-5, Class A,
                                  6.10%, 5/15/08                     $    5,025,000
Aaa                  4,700       MBNA Master Credit Card Trust II,
                                  Ser. 1999-B, Class A,
                                  5.90%, 8/15/11                          4,570,043
                                                                     --------------
                                 Total Asset Backed Securities
                                  (cost $9,679,922)                       9,595,043
                                                                     --------------
-------------------------------------------------------------------------------------
Domestic Corporate Bonds  59.2%
                                 Abitibi Consolidated, Inc.,
                                  Debs.,
Baa3                   900       8.50%, 8/1/29                              818,973
Baa3                 2,355       8.85%, 8/1/30                            2,245,728
B2                   1,165       Adelphia Communications Corp.,
                                  Sr. Notes, Ser. B,
                                  10.50%, 7/15/04                         1,141,700
                                 AES Corp., Sr. Notes,
Ba1                  1,360       9.50%, 6/1/09                            1,394,000
Ba1                    500       9.375%, 9/15/10                            512,500
A1                     200       All State Corp., Sr. Notes,
                                  7.20%, 12/1/09                            206,426
                                 Allied Waste North America, Inc., Sr. Notes,
Ba3                    625       7.625%, 1/1/06                             593,750
Ba3                    675       7.875%, 1/1/09                             627,750
Baa1                   400       Amerada Hess Corp., Notes,
                                  7.875%, 10/1/29                           419,372
A1                   1,400       Archer-Daniels-Midland Co.,
                                  Notes,
                                  6.625%, 5/1/29                          1,254,974
Aa3                    425       Bank One Corp., Sr. Notes,
                                  7.625%, 8/1/05                            440,138
Ba3                  2,750       Bank United Corp., Sub. Notes,
                                  8.875%, 5/1/07                          2,803,955
Baa2                 2,000       BJ Services Co., Notes, Ser. B,
                                  7.00%, 2/1/06                           1,983,580

    6                                      See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
                                 Calenergy Inc., Sr. Notes,
Baa3            $    2,000       6.96%, 9/15/03                      $    2,018,140
Baa3                 2,000       7.23%, 9/15/05                           2,038,940
                                 Calpine Corp., Sr. Notes,
Ba1                  2,345       10.50%, 5/15/06                          2,395,947
Ba1                  2,400       8.625%, 8/15/10                          2,340,432
Baa3                   400       Capital One Financial, Inc., Sr.
                                  Notes,
                                  7.25%, 5/1/06                             371,844
Baa3                   500       Ceridian Corp., Sr. Notes,
                                  7.25%, 6/1/04                             493,520
Ba3                  1,200       CMS Energy Corp., Notes,
                                  8.375%, 7/1/03                          1,180,440
Baa2                   500       Coastal Corp., Notes,
                                  7.50%, 8/15/06                            521,220
Baa3                 3,200       Cogentrix Energy, Inc., Sr.
                                  Notes,
                                  8.75%, 10/15/08                         3,232,000
Ba2                    650       Columbia / HCA Healthcare Corp.,
                                  Notes,
                                  6.91%, 6/15/05                            628,875
Baa2                 3,500       Commonwealth Edison Co., Notes,
                                  7.625%, 1/15/07                         3,622,465
Baa3                 4,000       Connecticut Light & Power Co.,
                                  Sr. Notes, Ser. C,
                                  7.75%, 6/1/02                           4,015,720
Caa                    900       Conseco Finance Trust III, Bonds,
                                  8.796%, 4/1/27                            337,500
Aa3                  1,050       Continental Airlines, Inc.,
                                  Sr. Notes, 8.00%, 12/15/05                986,359
Aa3                  1,289       Continental Airlines, Inc.,
                                  Pass-Through Trust, Ser. 1997
                                  1A,
                                  7.461%, 4/1/15                          1,335,831
Baa1                   900       Cox Enterprises, Inc., Notes,
                                  6.625%, 6/14/02                           902,889
Ba1                    900       CSC Holdings, Inc., Sr. Notes,
                                  7.25%, 7/15/08                            856,791
Baa2                 2,000       Duke Energy Field Services LLC,
                                  Notes,
                                  7.50%, 8/16/05                          2,081,200

    See Notes to Financial Statements                                      7

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa1            $      800       Duke Realty L.P., Sr. Notes,
                                  7.30%, 6/30/03                     $      803,840
B3                   1,290       Echostar Broadband Corp., Sr.
                                  Notes,
                                  10.375%, 10/1/07                        1,270,650
Baa2                   800       Electric Lightwave, Inc., Notes,
                                  6.05%, 5/15/04                            733,328
Ba2                  1,140       Eott Energy Partners, L.P., Sr.
                                  Notes,
                                  11.00%, 10/1/09                         1,179,900
                                 ERP Operating, L.P., Notes,
A3                     375       7.10%, 6/23/04                             376,856
A3                   1,200       6.63%, 4/13/05                           1,183,488
B3                     745       Exodus Communications, Inc., Sr.
                                  Notes,
                                  11.625%, 7/15/10                          685,400
Baa2                 1,200       Gatx Capital Corp., Notes,
                                  7.75%, 12/1/06                          1,126,500
A2                   3,000       General Motors Acceptance Corp.,
                                  Notes,
                                  5.95%, 3/14/03                          2,955,510
Baa3                   600       Georgia Pacific Corp., Notes,
                                  9.95%, 6/15/02                            613,092
Ba2                  2,490       Global Crossing Holdings, Ltd.,
                                  Gtd. Notes,
                                  9.125%, 11/15/06                        2,365,500
Ba2                    160       Harrahs Operating Co., Inc.,
                                  Gtd. Sr. Sub. Notes,
                                  7.875%, 12/15/05                          158,400
A2                   1,000       Hartford Life, Inc., Debs.,
                                  7.65%, 6/15/27                          1,015,690
B2                     770       Hollywood Park, Inc.,
                                  Sr. Sub. Notes, Ser. B,
                                  9.50%, 8/1/07                             762,300
Ba2                  1,000       Host Marriott, L.P., Sr. Notes,
                                  Ser. F,
                                  9.25%, 10/1/07                            990,000
A1                     200       HVB Funding Trust III,
                                  Dated Silent Participation
                                  Certificate,
                                  9.00%, 10/22/31                           197,000

    8                                      See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
A1              $    4,000       International Lease Finance
                                  Corp.,
                                  Medium Term Notes, Ser. MTNJ,
                                  5.90%, 3/12/03                     $    3,920,000
Baa1                 5,000       International Paper Co., Notes,
                                  8.00%, 7/8/03                           5,121,000
B3                     500       International Wire Group, Inc.,
                                  Sr. Sub. Notes,
                                  11.75%, 6/1/05                            487,500
Ba1                  2,000       ITT Corp., Notes,
                                  6.75%, 11/15/03                         1,967,040
A3                   3,000       Keyspan Corp., Notes,
                                  7.25%, 11/15/05                         3,119,340
Baa1                 5,550       LCI International, Inc., Sr.
                                  Notes,
                                  7.25%, 6/15/07                          5,545,837
Ba3                  1,140       Lear Seating Corp., Sub. Notes,
                                  8.25%, 2/1/02                           1,135,862
                                 Lehman Brothers Holdings, Inc.,
                                  Notes, Ser. F,
A2                     120       6.375%, 5/7/02                             119,766
A2                   3,605       6.625%, 4/1/04                           3,582,721
A2                   1,175       6.625%, 2/15/06                          1,163,603
Baa3                 3,000       Limestone Electron Trust,
                                  Sr. Sec'd. Notes,
                                  8.625%, 3/15/03                         3,086,280
Baa2                 2,000       Mallinckrodt, Inc., Bonds,
                                  6.30%, 3/15/11                          1,975,000
Baa3                   500       Meyer (Fred), Inc., Notes,
                                  7.15%, 3/1/03                             504,995
A1                   1,000       Nationwide Life Insurance Co.,
                                  Notes,
                                  9.875%, 2/15/25                         1,020,000
Ba2                  1,410       Navistar Financial Corp.,
                                  Sr. Sub. Notes, Ser. B,
                                  9.00%, 6/1/02                           1,297,200
Baa3                 1,000       Navistar International Corp., Sr.
                                  Notes,
                                  7.00%, 2/1/03                             850,000
Baa3                 6,000       News America, Inc., Gtd. Notes,
                                  6.703%, 5/21/34                         5,895,840

    See Notes to Financial Statements                                      9

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
B2              $      740       Nextlink Communication, Inc., Sr.
                                  Notes,
                                  10.50%, 12/1/09                    $      592,000
                                 Niagara Mohawk Power Corp.,
                                  First Mtge. Bonds,
Baa2                 2,000       6.875%, 4/1/03                           2,005,080
Baa2                 2,000       7.375%, 8/1/03                           2,048,700
Baa2                 2,000       8.00%, 6/1/04                            2,082,060
Ba3                  1,245       Orion Power Holdings, Inc., Sr.
                                  Notes,
                                  12.00%, 5/1/10                          1,332,150
Baa2                 6,000       Osprey Trust I, Inc., Sr. Sec'd.
                                  Notes,
                                  7.797%, 1/15/03                         6,067,260
A1                     500       Pacific Gas & Electric Co.,
                                  Notes,
                                  6.25%, 8/1/03                             486,385
                                 Pactiv Corp., Debs.,
Baa3                 1,159       8.125%, 6/15/17                            984,258
Baa3                   500       7.95%, 12/15/25                            370,505
A3                     500       Paramount Communications, Inc.,
                                  Notes,
                                  7.50%, 1/15/02                            502,740
Ba2                  1,310       Park Place Entertainment Corp.,
                                  Sr. Sub. Notes,
                                  7.875%, 12/15/05                        1,290,350
Ba2                    540       Parker & Parsley Petroleum Co.,
                                  Sr. Notes,
                                  8.875%, 4/15/05                           558,900
Baa1                 4,000       Pemex Finance Ltd., Notes,
                                  9.14%, 8/15/04                          4,223,920
                                 Pharmacia Corp., Debs.,
A1                     230       6.50%, 12/1/18                             220,331
A1                     550       6.75%, 12/15/27                            532,625
Baa2                   850       Phillips Petroleum Co., Notes,
                                  8.50%, 5/25/05                            919,573
Ba1                  3,500       Pinnacle One Partners, L.P., Sr.
                                  Notes,
                                  8.83%, 8/15/04                          3,605,840
B2                     505       Plains Resources, Inc., Sr. Sub.
                                  Notes,
                                  Ser. B, 10.25%, 3/15/06                   503,738

    10                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Ba1             $    1,340       PSEG Energy Holdings, Inc.,
                                  Notes,
                                  10.00%, 10/1/09                    $    1,380,200
Baa1                 1,870       Qwest Communications Int'l.,
                                  Inc.,
                                  Sr. Notes,
                                  7.50%, 11/1/08                          1,870,000
Baa2                 1,300       Raytheon Co., Notes,
                                  6.50%, 7/15/05                          1,293,526
Baa3                 1,250       RBF Finance Co., Sr. Sec'd.
                                  Notes,
                                  11.375%, 3/15/09                        1,443,750
A1                   1,500       Rockwell International Corp.,
                                  Debs.,
                                  5.20%, 1/15/98                            932,940
Baa2                 3,700       Scotia Pacific Co., LLC,
                                  Sr. Notes, Ser. B, Class A3,
                                  7.71%, 7/20/28                          2,516,000
Ba1                  1,010       Seagull Energy Corp., Sr. Notes,
                                  7.875%, 8/1/03                          1,025,817
Baa2                 1,200       Sonat, Inc., Notes,
                                  7.625%, 7/15/11                         1,249,560
A2                   2,000       Southern California Edison Co.,
                                  6.375%, 1/15/06                         1,546,520
Ba3                    235       Sovereign Bancorp, Inc., Sr.
                                  Notes,
                                  10.25%, 5/15/04                           230,166
B3                     374       Stone Container Corp., Sr. Sub.
                                  Debs.,
                                  12.25%, 4/1/02                            377,740
B2                     705       Swift Energy Co., Sr. Sub. Notes,
                                  10.25%, 8/1/09                            724,387
                                 Telecomunica de Puerto Rico,
                                  Inc.,
                                  Sr. Notes,
Baa1                 1,800       6.65%, 5/15/06                           1,705,464
Baa1                 1,500       6.80%, 5/15/09                           1,447,500
                                 Tele-Communications, Inc., Debs.,
A3                   1,000       6.34%, 2/1/02                              991,110
A3                   1,500       10.125%, 4/15/22                         1,794,255
Ba1                  1,075       Tenet Healthcare Corp., Sr.
                                  Notes,
                                  7.875%, 1/15/03                         1,080,375
Baa1                 1,000       Time Warner, Inc., Debs.,
                                  8.11%, 8/15/06                          1,070,470

    See Notes to Financial Statements                                     11

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa1            $    1,000       Union Pacific Resources Group,
                                  Inc., Debs.,
                                  7.95%, 4/15/29                     $    1,068,110
Baa3                 3,000       United Airlines, Inc., Debs.,
                                  Ser. A,
                                  10.67%, 5/1/04                          3,163,380
A1                   1,000       Verizon Global Funding Corp.,
                                  Debs.,
                                  7.75%, 12/1/30                          1,020,110
                                 Notes,
A1                   4,750       6.75%, 12/1/05                           4,785,245
A1                   1,000       7.25%, 12/1/10                           1,018,050
Ba1                  1,165       Waste Management, Inc., Notes,
                                  6.625%, 7/15/02                         1,151,078
B2                     750       Williams Communications Corp.,
                                  Sr. Notes,
                                  10.70%, 10/1/07                           577,500
Baa3                 2,000       World Color Press, Inc.,
                                  Sr. Sub. Notes,
                                  7.75%, 2/15/09                          1,835,000
A3                   4,000       Worldcom, Inc., Notes,
                                  7.375%, 1/15/03                         4,004,800
                                                                     --------------
                                 Total domestic corporate bonds
                                  (cost $172,553,806)                   170,641,865
                                                                     --------------
-------------------------------------------------------------------------------------
Foreign Corporate Bonds  11.3%
A2                   1,000       AXA S.A. (France), Sub. Notes,
                                  8.60%, 12/15/30                         1,023,510
Ba1                    500       British Sky Broadcasting Group
                                  (United Kingdom), Gtd. Notes,
                                  6.875%, 2/23/09                           436,585
                                 British Telecommunications PLC
                                  (United Kingdom), Notes,
A2                     500       8.125%, 12/15/10                           505,480
A2                   1,750       8.625%, 12/15/30                         1,742,913
Ba1                  2,000       Cemex S.A. (Mexico), Notes,
                                  9.625%, 10/1/09                         2,040,000

    12                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
                                 Cho Hung Bank (Korea), Sub.
                                  Notes,
Ba3             $      615       11.50%, 4/1/10                      $      579,638
Ba3                  1,500       11.875%, 4/1/10                          1,458,750
Aa3                    120       Comunidad Autonoma De Andalucia
                                  (Spain), Notes,
                                  7.25%, 10/1/29                            121,260
A2                   3,000       Deutsche Telekom Int'l. Finance
                                  (Germany),
                                  Gtd. Notes,
                                  8.25%, 6/15/30                          2,947,080
Ba1                  1,000       Gulf Canada Resources, Ltd.
                                  (Canada),
                                  Sr. Sub. Debs.,
                                  9.25%, 1/15/04                          1,012,060
Baa1                 1,200       Hanson PLC (United Kingdom),
                                  Notes,
                                  7.875%, 9/27/10                         1,194,473
A1                   6,500       HSBC Capital Funding, L.P.
                                  (United Kingdom), Gtd. Notes,
                                  10.176%, 12/31/49                       7,421,375
A1                   1,000       Kansallis-Osake-Pankki, N.Y.
                                  (Finland),
                                  Sub. Notes,
                                  10.00%, 5/1/02                          1,043,820
A1                   1,200       National Australia Bank, Ltd.
                                  (Australia),
                                  Notes,
                                  6.40%, 12/10/07                         1,176,000
Baa3                 1,700       Petroleos Mexicanos (Mexico),
                                  Notes,
                                  9.50%, 9/15/27                          1,755,250
Baa3                 2,000       Rogers Cablesystems, Inc.
                                  (Canada),
                                  Sr. Sec'd. Notes, Ser. B,
                                  10.00%, 3/15/05                         2,105,000
A3                     305       Royal KPN N.V. (Netherlands),
                                  Notes,
                                  8.00%, 10/1/10                            292,260
Baa2                 1,750       Sakura Capital Funding
                                  (Cayman Islands), Gtd. Notes,
                                  F.R.N.,
                                  7.477%, 9/29/49                         1,679,088
A2                   3,000       Telefonica Europe B.V.
                                  (Netherlands),
                                  Notes,
                                  8.25%, 9/15/30                          2,995,500

    See Notes to Financial Statements                                     13

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa2            $      560       United News & Media PLC
                                  (United Kingdom), Notes,
                                  7.25%, 7/1/04                      $      551,236
B2                     790       United Pan-Europe Communications
                                  (Netherlands), Notes,
                                  11.25%, 2/1/10                            513,500
                                                                     --------------
                                 Total foreign corporate bonds
                                  (cost $32,279,322)                     32,594,778
                                                                     --------------
-------------------------------------------------------------------------------------
Foreign Government Securities  4.9%
                                 Quebec Hydro (Canada), Notes,
A2                     125       7.50%, 4/1/16                              135,949
A2                   1,175       9.40%, 2/1/21                            1,516,655
                                 Quebec Province (Canada), Debs.,
A2                     780       5.75%, 2/15/09                             750,968
A2                     800       7.125%, 2/9/24                             816,464
Baa3                   708       Republic of Croatia, Debs.,
                                  F.R.N.,
                                  7.75%, 7/31/06                            672,818
Aaa             EUR  2,738       Republic of Germany, Bonds,
                                  6.25%, 1/4/24                           2,837,340
                                 Republic of Panama,
                                 Notes,
Ba1             $    4,000       7.875%, 2/13/02                          3,960,000
                                 Bonds,
Ba1                  1,250       10.75%, 5/15/20                          1,231,250
A1                     400       Saskatchewan Province (Canada),
                                  Notes,
                                  9.125%, 2/15/21                           490,368
Baa3                   600       United Mexican States, Notes,
                                  Ser. A, F.R.N.,
                                  7.532%, 12/31/19                          595,500
Baa3                 1,200       Ser. B, F.R.N.,
                                  7.515%, 12/31/19                        1,191,000
                                                                     --------------
                                 Total foreign government
                                  securities
                                  (cost $13,534,725)                     14,198,312
                                                                     --------------

    14                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
U.S. Government Agencies  1.8%
                $    5,000       Federal National Mortgage
                                  Association
                                  7.00%, 12/19/15
                                  (cost $5,009,375)                  $    5,053,150
                                                                     --------------
-------------------------------------------------------------------------------------
U.S. Government Securities  9.7%
                       907(b)    United States Treasury Bonds,
                                  6.125%, 8/15/29                           986,508
                                 United States Treasury Notes,
                     1,310       5.625%, 11/30/02                         1,320,637
                     8,715(c)    6.75%, 5/15/05                           9,284,176
                     8,567(c)    5.75%, 11/15/05                          8,846,798
                     7,145(c)    5.75%, 8/15/10                           7,487,746
                                                                     --------------
                                 Total U.S. government securities
                                  (cost $27,295,263)                     27,925,865
                                                                     --------------
RIGHTS(a)
-----------------------------------------------------------------------------------
                Shares
                     5,384       United Mexican States,
                                  expiring 6/30/03
                                  (cost $0)                                       0
                                                                     --------------
                                 Total long-term investments
                                  (cost $260,352,413)                   260,009,013
                                                                     --------------
SHORT-TERM INVESTMENTS  15.1%
                Principal
                Amount
                (000)
-------------------------------------------------------------------------------------
Domestic Corporate Bonds  7.1%
Baa2            $    3,000       Capital One Financial, Inc.,
                                  Notes,
                                  7.08%, 10/30/01                         2,978,400
Ba3                  1,200       CMS Energy Corp., Sr. Notes,
                                  8.00%, 7/1/01                           1,191,000
Baa2                 1,000       El Paso Energy Corp., Sr. Notes,
                                  6.625%, 7/15/01                         1,002,720
Baa2                 5,000       First Industial, L.P., Notes,
                                  6.50%, 4/5/01                           4,980,450

    See Notes to Financial Statements                                     15

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                         Value (Note 1)
-----------------------------------------------------------------------------------------
Baa3            $    2,000       Fort James Corp., Notes,
                                  6.234%, 3/15/01                    $    1,990,200
Ba1                    835       GS Escrow Corp., Sr. Notes,
                                  6.75%, 8/1/01                             822,475
Baa2                 4,000       K N Energy, Inc., Notes,
                                  6.30%, 3/1/01                           3,998,360
Baa3                 1,700       Kroger Co., Sr. Notes, Ser. B,
                                  6.34%, 6/1/01                           1,700,000
Ba1                  2,000       USA Waste Services, Inc., Sr.
                                  Notes,
                                  6.125%, 7/15/01                         1,986,400
                                                                     --------------
                                 Total domestic corporate bonds
                                  (cost $20,719,724)                     20,650,005
                                                                     --------------

Money Market  8.0%                                       Shares
---------------------------------------------------------------------------------------------
Prudential Core Investment Fund-Taxable
 Money
 Market Series (cost $23,000,068) (Note 3)                23,000,068(d)       23,000,068
                                                                          --------------
Total short-term investments (cost
 $43,719,792)                                                                 43,650,073
                                                                          --------------
Total Investments  105.3% (cost
 $304,072,205)                                                               303,659,086
Liabilities in excess of other
 assets  (5.3%)                                                              (15,393,503)
                                                                          --------------
Net Assets  100%                                                          $  288,265,583
                                                                          --------------
                                                                          --------------

------------------------------
B.V.--Beluten Vennootschap (Dutch Company).
F.R.N.--Floating Rate Note-rate shown as of December 31, 2000.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
N.V.--Naamluze Vennootschap (Dutch Company).
PLC--Public Limited Company (British Corporation).
S.A.--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
(a) Non-income producing security.
(b) Pledged as initial margin on financial futures contracts.
(c) Portion of securities on loan, see Note 4.
(d) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
    16                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

The industry classification of portfolio holdings and other liabilities shown as a percentage of net assets as of December 31, 2000 was as follows:
Financial Services.....................................................   18.0%
Foreign Corporate Bonds................................................   11.3
U.S. Government Securities.............................................    9.7
Energy & Related.......................................................    9.2
Money Market...........................................................    8.0
Telecommunications.....................................................    7.3
Electric & Related.....................................................    6.2
Paper & Related........................................................    5.1
Foreign Government Securities..........................................    4.9
Oil & Gas..............................................................    4.7
Real Estate Investment Trust...........................................    2.9
Media & Communications.................................................    2.6
Transportation.........................................................    1.9
Cable..................................................................    1.8
U.S> Government Agencies...............................................    1.8
Waste Management.......................................................    1.5
Medical................................................................    1.5
Technology.............................................................    1.2
Hotels.................................................................    1.2
Food & Beverage........................................................    1.2
Insurance..............................................................    0.8
Aerospace & Airlines...................................................    0.8
Automotive.............................................................    0.7
Printing...............................................................    0.6
Entertainment..........................................................    0.3
Containers.............................................................    0.1
Liabilities in excess of other assets..................................   (5.3)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     17

       Prudential Total Return Bond Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $304,072,205)                         $ 303,659,086
Foreign currency (cost $62)                                                  55
Interest receivable                                                   5,582,933
Receivable for Fund shares sold                                         662,303
Receivable for securities lending income                                 70,014
Other assets                                                              3,645
                                                                -----------------
      Total assets                                                  309,978,036
                                                                -----------------
LIABILITIES
Payable to Custodian                                                    194,615
Payable to broker for collateral for securities on loan              12,540,450
Payable for investments purchased                                     5,029,792
Payable for Fund shares reacquired                                    3,315,765
Unrealized depreciation on forward currency contracts                   199,502
Accrued expenses                                                        123,111
Management fee payable                                                  118,994
Distribution fee payable                                                117,129
Securities lending rebate payable                                        61,376
Due to broker-variation margin                                           11,719
                                                                -----------------
      Total liabilities                                              21,712,453
                                                                -----------------
NET ASSETS                                                        $ 288,265,583
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $      23,001
   Paid-in capital in excess of par                                 309,224,824
                                                                -----------------
                                                                    309,247,825
   Undistributed net investment income                                  459,917
   Accumulated net realized loss on investments and foreign
      currencies                                                    (21,089,777)
   Net unrealized depreciation on investments, financial
      futures and
      foreign currencies                                               (352,382)
                                                                -----------------
Net assets, December 31, 2000                                     $ 288,265,583
                                                                -----------------
                                                                -----------------

    18                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($64,288,612 / 5,128,681 shares of common stock issued
      and outstanding)                                                   $12.54
   Maximum sales charge (4% of offering price)                              .52
                                                                -----------------
   Maximum offering price to public                                      $13.06
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($155,400,858 / 12,397,602 shares of common stock
      issued and outstanding)                                            $12.53
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share ($9,908,937
      / 790,513 shares of common stock issued and
      outstanding)                                                       $12.53
   Sales charge (1% of offering price)                                      .13
                                                                -----------------
   Offering price to public                                              $12.66
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($58,667,176 / 4,684,630 shares of common stock
      issued and outstanding)                                            $12.52
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     19

       Prudential Total Return Bond Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Interest                                                       $  21,924,854
   Dividends                                                             20,744
   Income from securities loaned (net of rebate of $80,851)               9,464
                                                                -----------------
   Total income                                                      21,955,062
                                                                -----------------
Expenses
   Management fee                                                     1,380,090
   Distribution fee--Class A                                            147,991
   Distribution fee--Class B                                          1,183,767
   Distribution fee--Class C                                             66,168
   Transfer agent's fees and expenses                                   744,000
   Reports to shareholders                                              265,000
   Custodian's fees and expenses                                        169,000
   Legal fees and expenses                                               62,000
   Registration fees                                                     55,000
   Audit fee                                                             25,000
   Directors' fees and expenses                                          13,000
   Amortization of deferred organization expenses                         1,000
   Miscellaneous                                                         13,341
                                                                -----------------
      Total expenses                                                  4,125,357
                                                                -----------------
Net investment income                                                17,829,705
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net realized gain (loss) on:
   Investment transactions                                           (6,151,257)
   Financial futures transactions                                       618,819
   Foreign currency transactions                                         76,946
                                                                -----------------
                                                                     (5,455,492)
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        9,184,645
   Financial futures                                                    727,562
   Foreign currencies                                                  (231,492)
                                                                -----------------
                                                                      9,680,715
                                                                -----------------
Net gain on investments                                               4,225,223
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  22,054,928
                                                                -----------------
                                                                -----------------

    20                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2000                 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  17,829,705        $  18,810,365
   Net realized loss on investment and
      foreign currency transactions               (5,455,492)          (9,866,884)
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                           9,680,715          (10,674,058)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                   22,054,928           (1,730,577)
                                             -----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                     (4,035,016)          (3,952,554)
      Class B                                     (9,911,519)         (10,835,380)
      Class C                                       (553,990)            (573,175)
      Class Z                                     (3,558,206)          (3,449,256)
                                             -----------------    -----------------
                                                 (18,058,731)         (18,810,365)
                                             -----------------    -----------------
   Distributions in excess of net
      investment income
      Class A                                             --             (153,112)
      Class B                                             --             (414,306)
      Class C                                             --              (23,401)
      Class Z                                             --             (121,185)
                                             -----------------    -----------------
                                                          --             (712,004)
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares sold                  78,926,527           91,189,671
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                 14,964,256           15,963,051
   Cost of shares reacquired                    (102,460,530)        (101,066,803)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      from Fund share transactions                (8,569,747)           6,085,919
                                             -----------------    -----------------
Total decrease                                    (4,573,550)         (15,167,027)
NET ASSETS
Beginning of year                                292,839,133          308,006,160
                                             -----------------    -----------------
End of year(a)                                 $ 288,265,583        $ 292,839,133
                                             -----------------    -----------------
                                             -----------------    -----------------
------------------------------
(a) Includes undistributed net investment
    income of.............................     $     459,917        $     534,165
                                             -----------------    -----------------

    See Notes to Financial Statements                                     21

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements

      Prudential Total Return Bond Fund, Inc. (the 'Fund'), formerly known as Prudential Diversified Bond Fund, Inc., which was incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund had no significant operations other than the issuance of 2,667 shares each of Class A and Class B common stock and 2,666 shares of Class C common stock for $100,000 on October 5, 1994 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on January 10, 1995.

      The Fund's investment objective is total return. The Fund will seek to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's investment adviser. This means we allocate assets primarily among debt securities, including U.S. Government securities, mortgage-related securities, corporate securities and foreign securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Securities listed on a securities exchange are
valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase Agreement:    In connection with repurchase agreement
transactions, the Fund's custodian, or designated subcustodians as the case may be under tri-party repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

      Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses resulting from the valuing of foreign currency denominated assets (excluding investments), and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.
                                                                          23

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Interest income

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net assets value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the year ended December 31, 2000, PSI has been compensated approximately $3,200 for these services. As of December 31, 2000, approximately $2,900 of such compensation was due to PSI.

      Dividends and Distributions:    The Fund declares daily and pays monthly
dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
                                                                          25

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the intent of the Fund to continue to meet
the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income or excise tax provision is required.

      Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Organization Expenses:    Approximately $210,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

      Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with 'Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.' The effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized loss by $154,778 due to net foreign currency losses and the sale of securities purchased with market discount during the year ended December 31, 2000. Net investment income, net realized losses and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), a wholly owned subsidiary of Prudential. The subadvisory agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises the subadviser's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and .75% of the average daily net assets of both the Class B and Class C shares for the year ended December 31, 2000.

      PIMS has advised the Fund that it has received approximately $87,600 and $14,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2000. From these fees, PIMS paid a substantial part of such sales charges to Pruco Securities Corporation and affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2000, it received approximately $420,900 and $9,800 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PIFM, PIMS and PIC are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2000.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2000, the Fund incurred fees of approximately $625,000 for the services of PMFS. As of December 31, 2000, approximately $48,000 of such
                                                                          27

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the year ended December 31, 2000, the Fund earned income of approximately $176,300 and $8,000, respectively, from the Series by investing their excess cash and collateral from securities lending.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2000 were $588,394,524 and $597,606,152, respectively.

      During the year ended December 31, 2000, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2000 are as follows:

                                                    Value at       Value at
Number of                           Expiration    December 31,      Trade         Unrealized
Contracts           Type               Date           2000           Date        Appreciation
---------    -------------------   ------------   ------------    ----------    --------------
             Long Position:
             20 yr. U.S.
             Treasury Bond         March 2001      $7,846,875     $7,594,336      $  252,539
    75
                                                                                --------------
                                                                                --------------

      At December 31, 2000, the Fund had outstanding forward currency contracts to sell foreign currency as follows:

                                           Value at
Foreign Currency                       Settlement Date        Current         Unrealized
Sale Contracts                             Payable             Value         Depreciation
-----------------------------------    ----------------     -----------     --------------
Euros,
   expiring 1/9/01                       $  2,442,913       $ 2,632,033       $ (189,120)
   expiring 1/9/01                            291,964           302,346          (10,382)
                                       ----------------     -----------     --------------
                                         $  2,734,877       $ 2,934,379       $ (199,502)
                                       ----------------     -----------     --------------
                                       ----------------     -----------     --------------

      The U.S. federal income tax cost basis of the Fund's investments at December 31, 2000 was $304,257,982 and, accordingly, net unrealized depreciation for U.S. federal income tax purposes was $598,896 (gross unrealized appreciation--$4,790,540; gross unrealized depreciation--$5,389,436).

      As of December 31, 2000, the Fund had securities on loan with an aggregate market value of $12,312,332. The Fund received $12,540,450 in cash as collateral

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

      For U.S. federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 2000 of approximately $20,575,000 of which $5,204,000 expires in 2006, $8,534,000 expires in 2007 and $6,837,000 expires in
2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund will elect, for United States federal income tax purposes, to treat net capital losses of $76,539 and net foreign currency losses of $326,756 incurred in the two months ended December 31, 2000 as being incurred in the following fiscal year.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, B, C and Class Z, each of which consists of 500 million, 500 million, 500 million and 500 million authorized shares, respectively.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2000:
Shares sold                                                   1,891,133    $ 23,536,321
Shares issued in reinvestment of dividends                      264,908       3,261,458
Shares reacquired                                            (2,547,621)    (31,486,265)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (391,580)     (4,688,486)
Shares issued upon conversion from Class B                      445,247       5,491,818
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    53,667    $    803,332
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                   2,119,919    $ 27,017,033
Shares issued in reinvestment of dividends                      260,271       3,299,392
Shares reacquired                                            (2,068,769)    (26,249,289)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    311,421       4,067,136
Shares issued upon conversion from Class B                      289,783       3,651,848
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   601,204    $  7,718,984
                                                             ----------    ------------
                                                             ----------    ------------

                                                                          29

       Prudential Total Return Bond Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended December 31, 2000:
Shares sold                                                   2,108,762    $ 25,964,078
Shares issued in reinvestment of dividends                      635,513       7,822,729
Shares reacquired                                            (3,726,394)    (45,829,431)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (982,119)    (12,042,624)
Shares reacquired upon conversion into Class A                 (445,247)     (5,491,818)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,427,366)   $(17,534,442)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                   3,456,631    $ 44,310,059
Shares issued in reinvestment of dividends                      689,639       8,755,340
Shares reacquired                                            (4,140,053)    (52,609,385)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      6,217         456,014
Shares reacquired upon conversion into Class A                 (289,783)     (3,651,848)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (283,566)   $ (3,195,834)
                                                             ----------    ------------
                                                             ----------    ------------
Class C
----------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                     360,248    $  4,496,598
Shares issued in reinvestment of dividends                       34,626         426,342
Shares reacquired                                              (354,093)     (4,405,034)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    40,781    $    517,906
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                     390,480    $  5,023,340
Shares issued in reinvestment of dividends                       36,684         465,063
Shares reacquired                                              (378,966)     (4,818,053)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    48,198    $    670,350
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                   2,010,720    $ 24,929,530
Shares issued in reinvestment of dividends                      280,603       3,453,727
Shares reacquired                                            (1,675,934)    (20,739,800)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   615,389    $  7,643,457
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                   1,158,621    $ 14,839,239
Shares issued in reinvestment of dividends                      271,352       3,443,256
Shares reacquired                                            (1,360,238)    (17,390,076)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    69,735    $    892,419
                                                             ----------    ------------
                                                             ----------    ------------

       Prudential Total Return Bond Fund, Inc.

         Financial
               Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 12.35
                                                                -----------------
Income from investment operations
Net investment income                                                    .81
Net realized and unrealized gain (loss) on investment
   transactions                                                          .20
                                                                -----------------
   Total from investment operations                                     1.01
                                                                -----------------
Less distributions
Dividends from net investment income                                    (.82)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
                                                                -----------------
      Total distributions                                               (.82)
                                                                -----------------
Net asset value, end of year                                         $ 12.54
                                                                -----------------
                                                                -----------------
TOTAL RETURN(b)                                                         8.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $64,289
Average net assets (000)                                             $59,196
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.24%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .99%
   Net investment income                                                6.73%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                               218%

------------------------------
(a) Net of expense subsidy and/or fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    32                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                    Class A
-------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------
    $  13.23             $  13.41             $  13.57             $  13.79
----------------     ----------------     ----------------     ----------------
         .83(a)               .85(a)               .98(a)               .93(a)
        (.86)                (.18)                 .07                 (.19)
----------------     ----------------     ----------------     ----------------
        (.03)                 .67                 1.05                  .74
----------------     ----------------     ----------------     ----------------
        (.82)                (.85)                (.98)                (.93)
        (.03)                  --(c)              (.02)                  --
          --                   --                 (.21)                (.03)
----------------     ----------------     ----------------     ----------------
        (.85)                (.85)               (1.21)                (.96)
----------------     ----------------     ----------------     ----------------
    $  12.35             $  13.23             $  13.41             $  13.57
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        (.23)%               5.14%                7.96%                5.80%
    $ 62,660             $ 59,186             $ 41,051             $ 30,657
    $ 61,661             $ 51,915             $ 34,994             $ 21,867
        1.00%(a)              .90%(a)              .82%(a)              .79%(a)
         .75%(a)              .75%(a)              .67%(a)              .64%(a)
        6.41%(a)             6.36%(a)             7.14%(a)             7.08%(a)
         236%                 304%                 334%                 362%

    See Notes to Financial Statements                                     33

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                                  $   12.35
                                                                -----------------
Income from investment operations
Net investment income                                                     .75
Net realized and unrealized gain (loss) on investment
   transactions                                                           .19
                                                                -----------------
      Total from investment operations                                    .94
                                                                -----------------
Less distributions
Dividends from net investment income                                     (.76)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                -----------------
      Total distributions                                                (.76)
                                                                -----------------
Net asset value, end of year                                        $   12.53
                                                                -----------------
                                                                -----------------
TOTAL RETURN(b)                                                          7.97%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                       $ 155,401
Average net assets (000)                                            $ 157,836
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.74%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .99%
   Net investment income                                                 6.20%

------------------------------
(a) Net of expense subsidy and/or fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    34                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                    Class B
-------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------
    $  13.23             $  13.41             $  13.58             $  13.79
----------------     ----------------     ----------------     ----------------
         .77(a)               .77(a)               .89(a)               .85(a)
        (.86)                (.18)                 .06                 (.18)
----------------     ----------------     ----------------     ----------------
        (.09)                 .59                  .95                  .67
----------------     ----------------     ----------------     ----------------
        (.76)                (.77)                (.89)                (.85)
        (.03)                  --(c)              (.02)                  --
          --                   --                 (.21)                (.03)
----------------     ----------------     ----------------     ----------------
        (.79)                (.77)               (1.12)                (.88)
----------------     ----------------     ----------------     ----------------
    $  12.35             $  13.23             $  13.41             $  13.58
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        (.72)%               4.51%                7.24%                5.19%
    $170,706             $186,659             $157,501             $136,054
    $183,188             $172,326             $144,620             $114,560
        1.50%(a)             1.50%(a)             1.42%(a)             1.39%(a)
         .75%(a)              .75%(a)              .67%(a)              .64%(a)
        5.91%(a)             5.76%(a)             6.54%(a)             6.48%(a)

    See Notes to Financial Statements                                     35

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 12.35
                                                                -----------------
Income from investment operations
Net investment income                                                    .76
Net realized and unrealized gain (loss) on investment
   transactions                                                          .19
                                                                -----------------
      Total from investment operations                                   .95
                                                                -----------------
Less distributions
Dividends from net investment income                                    (.77)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
                                                                -----------------
      Total distributions                                               (.77)
                                                                -----------------
Net asset value, end of year                                         $ 12.53
                                                                -----------------
                                                                -----------------
TOTAL RETURN(b)                                                         8.13%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $ 9,909
Average net assets (000)                                             $ 8,822
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.74%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .99%
   Net investment income                                                6.19%

------------------------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
    36                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                    Class C
-------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------
     $13.23               $13.41               $13.58               $13.79
----------------     ----------------     ----------------     ----------------
        .77(a)               .77(a)               .89(a)               .85(a)
       (.86)                (.18)                 .06                 (.18)
----------------     ----------------     ----------------     ----------------
       (.09)                 .59                  .95                  .67
----------------     ----------------     ----------------     ----------------
       (.76)                (.77)                (.89)                (.85)
       (.03)                  --(c)              (.02)                  --
         --                   --                 (.21)                (.03)
----------------     ----------------     ----------------     ----------------
       (.79)                (.77)               (1.12)                (.88)
----------------     ----------------     ----------------     ----------------
     $12.35               $13.23               $13.41               $13.58
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (.72)%               4.51%                7.24%                5.19%
     $9,257               $9,282               $6,005               $4,143
     $9,696               $7,390               $4,747               $3,534
       1.50%(a)             1.50%(a)             1.42%(a)             1.39%(a)
        .75%(a)              .75%(a)              .67%(a)              .64%(a)
       5.91%(a)             5.76%(a)             6.54%(a)             6.48%(a)

    See Notes to Financial Statements                                     37

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $ 12.34
                                                                -----------------
Income from investment operations
Net investment income                                                    .84
Net realized and unrealized gain (loss) on investment
   transactions                                                          .19
                                                                -----------------
      Total from investment operations                                  1.03
                                                                -----------------
Less distributions
Dividends from net investment income                                    (.85)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
                                                                -----------------
      Total distributions                                               (.85)
                                                                -----------------
Net asset value, end of period                                       $ 12.52
                                                                -----------------
                                                                -----------------
TOTAL RETURN(d)                                                         8.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $58,667
Average net assets (000)                                             $50,576
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .99%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .99%
   Net investment income                                                6.94%

------------------------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and fee waiver.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Less than $.005 per share.
    38                                     See Notes to Financial Statements

       Prudential Total Return Bond Fund, Inc.
             Financial Highlights Cont'd.

                            Class Z                                  September 16, 1996(a)
----------------------------------------------------------------
                    Year Ended December 31,                                 through
----------------------------------------------------------------
         1999                    1998                 1997             December 31, 1996
------------------------------------------------------------------------------------------------
       $  13.22                $  13.40             $  13.57                $ 13.20
----------------------     ----------------     ----------------     ---------------------
            .86(b)                  .87(b)              1.00(b)                 .28(b)
           (.86)                   (.18)                 .06                    .40
----------------------     ----------------     ----------------     ---------------------
             --                     .69                 1.06                    .68
----------------------     ----------------     ----------------     ---------------------
           (.85)                   (.87)               (1.00)                  (.28)
           (.03)                     --(e)              (.02)                    --
             --                      --                 (.21)                  (.03)
----------------------     ----------------     ----------------     ---------------------
           (.88)                   (.87)               (1.23)                  (.31)
----------------------     ----------------     ----------------     ---------------------
       $  12.34                $  13.22             $  13.40                $ 13.57
----------------------     ----------------     ----------------     ---------------------
----------------------     ----------------     ----------------     ---------------------
            .01%                   5.30%                8.05%                  5.35%
       $ 50,215                $ 52,879             $ 47,519                $   608
       $ 51,729                $ 48,988             $ 36,750                $   125
            .75%(b)                 .75%(b)              .67%(b)                .64%(b)(c)
            .75%(b)                 .75%(b)              .67%(b)                .64%(b)(c)
           6.67%(b)                6.51%(b)             7.29%(b)               7.23%(b)(c)

    See Notes to Financial Statements                                     39

       Prudential Total Return Bond Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Total Return Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Total Return Bond Fund, Inc., formerly Prudential Diversified Bond Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 12, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 23, 2001

       Prudential Total Return Bond Fund, Inc.
             Tax Information (Unaudited)

      As required by the Internal Revenue Code, we are to advise you within 60 days of the Fund's fiscal year end (December 31, 2000) as to the federal tax status of dividends and distributions paid by the Fund.

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 3.72% of the dividends paid by the Fund qualifies for such deduction.

      During the fiscal year ended December 31, 2000, the Fund paid dividends from net investment income which was taxable as ordinary income. We wish to advise you that the corporate dividends received deduction for the Fund is zero.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Prudential Total Return Bond Fund, Inc.

    Class A     Growth of a $10,000 Investment

              (GRAPH)

Average Annual Total Returns as of 12/31/00

                         One Year      Five Years   Ten Years   Since Inception
With Sales Charge          4.26%      4.55% (4.40)     N/A       6.98% (6.82)
Without Sales Charge       8.60%      5.41% (5.26)     N/A       7.72% (7.56)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Total Return Bond Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Aggregate Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class A shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1995 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and ten years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

             www.prudential.com  (800) 225-1852

    Class B     Growth of a $10,000 Investment

              (GRAPH)

Average Annual Total Returns as of 12/31/00

                         One Year      Five Years   Ten Years   Since Inception
With Sales Charge          2.97%      4.63% (4.48)     N/A        6.97% (6.81)
Without Sales Charge       7.97%      4.80% (4.64)     N/A        7.09% (6.93)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Total Return Bond Fund, Inc. (Class B shares) with a similar investment in the Lehman Brothers Aggregate Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1995 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distri-butions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and ten years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Total Return Bond Fund, Inc.

    Class C     Growth of a $10,000 Investment

              (GRAPH)

Average Annual Total Returns as of 12/31/00

                         One Year      Five Years   Ten Years   Since Inception
With Sales Charge          6.05%      4.61% (4.46)     N/A        6.93% (6.77)
Without Sales Charge       8.13%      4.82% (4.67)     N/A        7.11% (6.95)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Total Return Bond Fund, Inc. (Class C shares) with a similar investment in the Lehman Brothers Aggregate Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1995 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distri-butions were reinvested. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and ten years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com  (800) 225-1852

    Class Z     Growth of a $10,000 Investment

              (GRAPH)

Average Annual Total Returns as of 12/31/00

                         One Year      Five Years   Ten Years   Since Inception
With Sales Charge          8.81%          N/A          N/A        6.39% (6.25)
Without Sales Charge       8.81%          N/A          N/A        6.39% (6.25)

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential
Total Return Bond Fund, Inc. (Class Z shares) with a similar investment in the Lehman Brothers Aggregate Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year
(December 31, 2000), as measured on a quarterly basis, beginning in 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and ten years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101
Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols     NASDAQ         CUSIP
  Class A        PDBAX        74438M108
  Class B        PRDBX        74438M207
  Class C        PDBCX        74438M306
  Class Z        PDBZX        74438M405

MF166E

(LOGO) Printed on Recycled Paper